                                                                   Exhibit 10.18

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
    BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

                                   MEMORANDUM

                                                      June 20, 2001

Cytokinetics, Inc.                                    Glaxo Group Limited
280 East Grand Avenue                                 709 Swedeland Road
South San Francisco, CA 94080                         King of Prussia, PA 19406

Reference is made to the Collaboration and License Agreement dated June 20, 2001 between Cytokinetics, Inc. and Glaxo Group Limited (the "Collaboration Agreement"). The criteria to be agreed by the Parties as described in Section
1.49 shall be those criteria attached to this Memorandum as Appendix I and incorporated herein. The Research Plan referenced in Section 1.58 shall be the Research Plan attached to this Memorandum as Appendix II and incorporated herein.

It is understood and agreed that this letter shall not be deemed superseded or terminated by reason of Section 12.10 of the Collaboration Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their duly authorized representatives as of the date and year first above written.

CYTOKINETICS, INC.                                 GLAXO GROUP LIMITED,
                                                   A GLAXOSMITHKLINE CORPORATION

By: /s/ James H. Sabry                    By: /s/ Tadataka Yamada
   --------------------------------           --------------------------
Name: James H. Sabry, M.D., Ph.D.         Name: Dr. Tadataka Yamada
Title: President and CEO                  Title: Chairman, R&D
Date: June 20, 2001                       Date: 6/20/01

                                   APPENDIX I

                       CRITERIA FOR MITOTIC KINESIN TARGET

"Mitotic Kinesin Targets" include the human kinesin proteins KSP; [*] and [*] as exemplified by

         1.       the [*] listed in (A); and

         2.       those other human proteins that meet the following criteria

                  a.       [*]

                  b.       the kinesin plays a role in mitosis as evidenced by

                           i.       [*]

                           ii.      [*]

A.       [*] OF MITOTIC KINESINS

[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

KSP

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]

         B.       Mitotic Kinesin [*]

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                              APPENDIX II - PART A

                           JOINT GSK-CK RESEARCH PLAN
                                  MAY 7, 2001

                          2001 OBJECTIVES & Activities

LOGISTICAL ISSUES TO BE ADDRESSED (Q3)

     MAJOR GOALS

-        [*]

NON-KSP
     MAJOR GOALS

-        [*]

1.       [*]

         -        [*]


[*]

2.       [*]

         -        [*]

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX II - PART A
JOINT GSK-CK RESEARCH PLAN
MAY 7, 2001

3.   [*]

         -        [*]

[*]

4.       [*] ([*] KSP) [*]

         -        [*] ([*] KSP)

         -        [*]

[*]

5.   [*]

         -        [*]

[*]

6.       [*]

         -        [*]

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX II - PART A
JOINT GSK-CK RESEARCH PLAN
MAY 7, 2001

KSP
  MAJOR GOALS

-        [*]

1.       [*]

         -        [*]

[*]

2.       [*]

         -        [*]

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX II - PART A
JOINT GSK-CK RESEARCH PLAN
MAY 7, 2001

3.       [*]

         -        [*]

[*]

4.       [*]

[*]

5.       [*]

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX II - PART A
JOINT GSK-CK RESEARCH PLAN
MAY 7, 2001

GSK-CK ALLIANCE, EFFORTS BY YEAR

           2001                        2002                        2003                       2004                    2005
--------------------------  --------------------------  -------------------------  ------------------------  ---------------------
[*]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                              APPENDIX II - PART B

                                CYTOKINETICS/GSK
                                  RESEARCH PLAN

     1. [*]

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


Cytokinetics, Inc.                   Confidential                    Page 1 of 5

APPENDIX II - PART B
CYTOKINETICS/GSK
RESEARCH PLAN

     2. [*]

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



Cytokinetics, Inc.                   Confidential                    Page 2 of 5

APPENDIX II - PART B
CYTOKINETICS/GSK
RESEARCH PLAN

    3.   [*]

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



Cytokinetics, Inc.                    Confidential                   Page 3 of 5

APPENDIX II - PART B
CYTOKINETICS/GSK
RESEARCH PLAN
[*]

   4.   [*]


[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


Cytokinetics, Inc.                   Confidential                    Page 4 of 5

APPENDIX II -PART B
CYTOKINETICS/GSK
RESEARCH PLAN

   5.   [*]

[*]


    6.   [*]

[*]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


Cytokinetics, Inc.                   Confidential                    Page 5 of 5